Building a Leading ENT / Allergy  Specialty Company Corporate  Presentat ion M ay   5 ,  2 0 2 1 Exhibit 99.2

2 Forward‐Looking Statements This presentation and our accompanying remarks contain “forward‐looking statements” within the meaning of the U.S. Private Securities  Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward‐looking statements for this  purpose and include, among others, statements relating to: potential for continued XHANCE prescription and net revenue growth and  factors supporting such growth; prescription, refill and market share trends; potential effects of INS market seasonality on XHANCE  prescriptions; early year effects on net revenue and prescriptions related to patient insurance; projected Company GAAP operating  expenses and stock‐based compensation for 2021; projected XHANCE net revenues for full year 2021; projected XHANCE net revenue per  prescription for the remainder of 2021; the Company's plans to seek approval for a follow‐on indication for XHANCE for the treatment of  chronic sinusitis and the potential benefits of such indication; the expectation of completing enrollment in one chronic sinusitis trial in third  quarter 2021 with top‐line results from that trial in first quarter 2022 and top line results from the second trial in the first half of 2022; our  development, timing of data, and funding plans for OPN‐019 and the potential benefits of OPN‐019; and other statements regarding the  Company’s future operations, financial performance, prospects, intentions, objectives and other future events.  Forward‐looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks,  uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such  forward‐looking statements including, among others: impact of, and the uncertainties caused by, the COVID‐19 pandemic; physician and  patient acceptance of XHANCE; the Company’s ability to maintain adequate third party reimbursement for XHANCE (market access); the  Company’s ability to grow XHANCE prescriptions and net revenues; market opportunities for XHANCE may be smaller than expected;  uncertainties and delays relating to the initiation, enrollment, completion and results of clinical trials; unexpected costs and expenses; the  Company’s ability to satisfy the conditions for an additional draw under the Pharmakon note purchase agreement and its ability to comply  with the covenants and other terms of the agreement; risks and uncertainties relating to intellectual property; and the risks, uncertainties  and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10‐K and Form 10‐Q filings with the  Securities and Exchange Commission – which are available at http://www.sec.gov.  As a result, you are cautioned not to place undue  reliance on any forward‐looking statements. Any forward‐looking statements made in this presentation speak only as of the date of this  presentation, and we undertake no obligation to update such forward‐looking statements, whether as a result of new information, future  developments or otherwise.

3 Key Takeaways and Q1 2021 Highlights Q1 2021 Performance Aligned with Company Guidance Largest Number of XHANCE New Prescriptions Since Launch Multiple factors support continued revenue growth in 2021  Topline data from one CS trial expected in Q1 2022  +55% XHANCE Net  Revenue Growth  Q1 2021/Q1 2020 $151 XHANCE Net Revenue  per TRx  in Q1 2021 $116M Cash and equivalents  as of March 31, 2021 +30% XHANCE  TRx Growth  Q1 2021/Q1 2020 +16% XHANCE  NRx Growth  Q1 2021/Q1 2020

4 Emerging Consensus Identifies Treatment with XHANCE as  Unique Step in Care for Patients with Nasal Polyps   Recognition of XHANCE by physician  experts as a step in between initial  care with standard nasal steroid  sprays and before escalation of care  with surgery or biologic medicines  has increased in recent months  AAACI Shared Decision Tool and the  American Rhinology Society’s  sinushealth.com  Accurate Diagnosis Symptoms for at least 3 months Polyps on Nasal Endoscopy or CT First Line Medications Saline rinse, nasal steroid sprays,  oral steroids +/‐ antibiotics Second Line Medications Alternative steroid  delivery methods (XHANCE or Steroid Rinses) Additional Treatments  Sinus Surgery, Steroid Eluting Stents,  and Biologics  Flowchart based on information from: https://sinushealth.com/conditions/treatment‐of‐nasal‐polyps/

XHANCE Launch Update

XHANCE New and Total Prescriptions

XHANCE New Prescriptions increased 16% and Total Prescriptions increased 30% from Q1 2020 to Q1 2021



XHANCE NRx (in thousands)
+16%
22.3
25.9
Q1 '20
Q1 '21



XHANCE Prescriptions (in thousands)
+30%
56.1
72.6
Q1 '20
Q1 '21

NRx for Intranasal Steroids Market decreased 30% from Q1 2020 to Q1 2021 and
TRx for Intranasal Steroids Market decreased 23% from Q1 2020 to Q1 2021

Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network.
The Market on this slide is defined as the sum of all intranasal steroid prescriptions based on monthly prescription data from third parties

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XHANCE Market Share and Prescribers by Prescribing Frequency

XHANCE market share increased from 3.4% to 5.2% from Q1 2020 to Q1 2021 and Physicians who had more than 15 XHANCE prescriptions filled by their patients in a quarter increased by 44% from Q1 2020 to Q1 2021 (1,285 versus 895)


XHANCE Share of INS TRx Within Target Physician Audience
3.4%
5.4%
Q1 '20
Q1 '21


XHANCE Prescribers
6,345
895
1,506
3,944
6,920
1,285
1,731
3,904
Q1 '20
Q1 '21
<5 TRx per Qtr
5 to 15 TRx per Qtr
>15 TRx per Qtr

The Market on this slide is defined as the sum of all intranasal steroid prescriptions written by physicians in the XHANCE target physician audience of approximately 18,000 physicians. Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network.

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Q1 2021 Financial Update

9 Financial Review – First Quarter 2021 Q1 2021 XHANCE Net Revenue Increased 55% Compared to Q1 2021  $7.1  $11.0  Q1 '20 Q1 '21 ($M ) Net Revenue +55% $126  $151  Q1 '20 Q1 '21 Average Net Revenue per TRx (Favorable to guidance of $120 ‐ $140)

10 Full Year 2021 Financial Guidance  XHANCE Net Revenue and Average Net Revenue per Prescription ‒ FY 2021 expected to be at least $80 million ‒ Average net revenue per prescription expected to improve substantially  for the remainder of 2021 compared to $151 in Q1 2021 ‒ FY 2021 average net revenue per prescription expected to increase  compared to full year 2020 of $185  Operating Expense (GAAP) expected to be between $137 – $142 million ‒ Approximately $10 million of which represents stock‐based  compensation

Pipeline Updates

12 XHANCE Chronic Sinusitis Indication (sNDA)   In April 2021 we completed a blinded interim analysis (IA) to assess the variance  in the symptom co‐primary endpoint in trial ‐3205 – The observed variance in the IA is lower than the variance assumed when sample  size/power were estimated during the design of the study – Data on approximately half the projected enrollment for ‐3205 included in IA  – Therefore, we do not plan to change sample size on the basis of this analysis  We may elect to conduct a future IA of the CT scan co‐primary endpoint Week 4 Change from baseline to week  4/endpoint in symptoms as measured by  a composite symptom score (congestion,  facial pain/pressure, nasal discharge)  Week 24 Change from baseline to week  24/endpoint in average  percent opacification of  maxillary and ethmoid sinuses  as measured by CT Randomization 1:1:1 to placebo, 186  μg, or 372 μg OPN‐375  twice daily (BID) Expect to complete enrollment in first trial in Q3 2021  with top line results in Q1 2022.

13 OPN‐019 Pilot Study  In March we announced a plan to conduct a randomized, adaptive proof  of concept single‐dose study to evaluate change in viral load after OPN‐ 019 in adults with COVID‐19  Assessments will include reduction in viral load by qRT‐PCR and in  number of infectious viral particles by culture  Up to three cohorts of 10 patients are planned  Regulatory approval to initiate the study is pending  Top line results expected within second quarter 2021  We intend to support initial stages of development for OPN‐019 within  current operating expense guidance   Grants, partnerships, and/or other sources of capital will be necessary  to fund future development

Closing Remarks

15 Key Takeaways and Q1 2021 Highlights Q1 2021 Performance Aligned with Company Guidance Largest Number of XHANCE New Prescriptions Since Launch Multiple factors support continued revenue growth in 2021  Topline data from one CS trial expected in Q1 2022  +55% XHANCE Net  Revenue Growth  Q1 2021/Q1 2020 $151 XHANCE Net Revenue  per TRx  in Q1 2021 $116M Cash and equivalents  as of March 31, 2021 +30% XHANCE  TRx Growth  Q1 2021/Q1 2020 +16% XHANCE  NRx Growth  Q1 2021/Q1 2020

Investor Relations – NASDAQ: OPTN

Analyst Coverage [1]
BMO: Gary Nachman
Cantor Fitzgerald: Brandon Folkes
Cowen: Ken Cacciatore
Jefferies: David Steinberg
Piper Sandler: David Amsellem
RBC: Daniel Busby

At 31 March 2021:

- $116 million in cash
- Long-term debt: $130 million
- 53.1 million common shares o/s
- 11.4 million options, warrants & RSUs o/s

Optinose Investor Contact

Jonathan Neely, VP, Investor Relations and Business Operations
267-521-0531

investors@optinose.com www.optinose.com @optinose

1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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Building a Leading ENT / Allergy  Specialty Company Corporate  Presentat ion M ay   5 ,  2 0 2 1